FINANCIAL ADVISORY SERVICES AGREEMENT

     FINANCIAL ADVISORY SERVICES AGREEMENT, made as of the 1st day of January, 1997, by and between Leak-X Environmental Corporation having an address at 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382-4806 (the "Company"), and Andrew, Alexander, Wise & Company, Incorporated having an address at 17 State Street, New York, New York 10004 (the "Consultant").

     In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Purpose. The Company hereby engages the Consultant for the term specified in 2 hereof to (a) render consulting advice to the Company as an investment banker relating to financial and similar matters and (b) to act as a market maker for the Company's common stock, par value, $.001 per share (the "Common Stock"), each on the terms and conditions set forth herein.

     2. Term; Termination. Except as otherwise provided herein, the initial term of this Agreement shall be for a period of 24 months, commencing with the month of January 1997 and ending on the last day of December 1998 (the "Initial Term"), and shall be automatically renewable, unless canceled with 90 days written notice prior to the expiration of the respective term, for two, successive 24-month periods (the "Additional Term"). This Agreement may not be terminated by any party prior to the end of the Initial Term, or during any Additional Term, except for cause. The Initial term and any Additional term shall be referred to herein collectively, as the "Term". For purposes of this Agreement, Cause is defined as (i) reckless disregard by any party with respect to the performance of its duties as set forth herein, (ii) wilful misfeasance, or (iii) any act of dishonesty by either the Consultant, on the one hand, or any member of the Company Group, or the other hand, with respect to the other.

     3.  Duties of the Consultant.

     a. During the Term, the Consultant shall seek out and structure Transactions (as hereinafter defined) on behalf of the Company and its affiliates, as defined in the Securities Act of 1933, as amended (the "Securities Act"), in connection with any such Transactions. The Company and its affiliates, and their respective control persons are sometimes referred to herein as the "Company Group."

     b. During the Term, the Consultant shall also use its best efforts to make a market for the Common Stock. In connection with such undertaking, the Consultant acknowledges, agrees and represents that: (i) it shall conduct such market-making activities in strict compliance with all requirements of applicable law and regulations, including, but not limited to, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, the rules and regulations of the National Association of Securities Dealers (the "NASD") and those of any other self-regulatory bodies governing the conduct of the Consultant; and (ii) in no event shall the Consultant, in the conduct of its consulting services hereunder, provide information to its personnel conducting market-making activities pursuant hereto in any manner whatsoever that would violate any of the aforesaid laws, rules or regulations or any provision of this Agreement.

     c. As used in this Agreement, the term "Offering" shall mean any transaction in which the Company or any of its affiliates raises capital upon the issuance of any of its or their equity or debt securities and for which the Consultant acts as placement agent or broker-dealer during the Term.

     d. As used in this Agreement, the term "Transaction" shall mean any transaction originated by the Consultant during the Term, other than in the ordinary course of trade or business of the Company or any of its affiliates
(i) whereby (A) directly or indirectly, control of, or a material interest in, the Company, any of its affiliates or any of their respective businesses or assets is transferred for Consideration (as hereinafter defined), (B) the Company or any of its affiliates acquires any other company, or the assets of or any equity interest in any other company, or (ii) involving an Offering. Any Transaction covered by clause (A) or clause (B) of this Section 3(d)(i) is hereinafter referred to as an "Acquisition."

     e. The term "Consideration," as used in this Agreement in connection with any Acquisition, shall mean the total market value, on the day of closing of such acquisition, of any stock, cash, assets and all other property, real, personal, tangible or intangible, exchanged or received, directly or indirectly, by the Company or any of its affiliates or any of its or their security holders in connection with such Acquisition. The term "Consideration," as used in this Agreement in connection with any Offering shall mean the compensation provided pursuant to Sections 4(a) through 4(c) hereof. The Consultant shall have sole and exclusive responsibility for payment of any compensation due to any co-broker in connection with any Transaction or other party that assists the Consultant in initiating such Transaction other than any such party engaged directly by the Company.

     4.  Compensation.

     a. The Company shall pay to the Consultant a fee of $5,000 per month, for each month during the Term, payable monthly in advance; provided, however, that in the event that the Consultant shall initiate and assist in any Offering, the Company shall receive a credit equal to six monthly payments, or the sum of $30,000, against commissions or other compensation otherwise due and payable by the Company hereunder to the Consultant.

     b. The Company shall reimburse the Consultant for reasonable expenses incurred by the Consultant in the performance of its duties hereunder. All expenses of the Consultant which the Company is obligated to pay hereunder shall be paid by the Company within 30 days after the Company's receipt of invoices and appropriate accounting therefor.

     c. In the event that any Offering is consummated during the Term, the Company shall pay the Consultant commissions for its service as the placement agent or broker-dealer in connection with such Offering equal to ten percent (10%) of the capital raised thereby and shall reimburse the Consultant for the reasonable out-of-pocket expenses it incurs in connection with any Offering in an amount not to exceed three percent (3%) of the gross proceeds thereof.

     d. In the event that any Acquisition is either consummated or a definitive stock or asset acquisition agreement is executed by all parties with respect to an Acquisition during the Term, the Company shall pay fees to the Consultant as follows:

     Consideration              Fee

     0 to First $1,000,000      5%
     Second $1,000,000          4%
     Third $1,000,000           3%
     Fourth $1,000,000          2%
     Consideration in excess
       of Fourth $1,000,000     1%

     e. Effective February 3, 1997, the Company shall issue to the Consultant warrants to purchase up to 30,500 shares of Common Stock, at a purchase price per share equal to the average of the bid and asked price thereof on February 3, 1997, exercisable for a period commencing on such date and extending through December 31, 2001 (the "Warrants"), pursuant to the terms of a separate Warrant Certificate in the form of Exhibit A attached hereto, to be issued by the Company effective February 3, 1997 (the "Warrant Certificate"). In the event that the Company files a registration statement, other than one on Form S-4, S-8 or any successor Forms thereto, at any time from the date hereof through and including December 31, 1998, the Consultant, as the holder of the Warrants, shall have the right to require that the Company include the Warrants and/or the shares of Common Stock issuable pursuant thereto in such registration statement. Thereafter, for a period of three years commencing on January 1, 1999 through and including December 31, 2001, the Consultant shall have the right to require that the Company file a registration statement pursuant to the Securities Act, which registration statement shall include the Warrants, by giving written notice thereof to the Company. The Consultant shall be entitled to so require the Company to file a registration statement pursuant to this Section 4(e) on only one (1) occasion. The Company shall file such a registration statement within ninety (90) days of receipt of such notice, and shall thereafter use its best efforts to: process such registration statement to effectiveness and; cause such registration statement to become effective as promptly as practicable. The Company shall promptly file all such supplements and post-effective amendments to such registration statement and take such other further actions as may be necessary and appropriate to make available to the Consultant, on as continuous a basis as is practicable, a prospectus meeting the requirements of the Securities Act through the earliest of (i) the date on which all of the shares issuable upon exercise of the Warrants shall have been sold and distributed by the Consultant, (ii) the date on which, in the opinion of counsel to the Company, all such shares and all other shares of Common Stock held by the Consultant on the date hereof may be immediately transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act, and (iii) December 31, 2001.

     The Consultant acknowledges and agrees that the Company cannot, and does not hereby, make any representations or warranties whatsoever, express or implied, as to the ability of the Company to have any registration statement or post-effective amendment thereto declared effective.

     f. Except as otherwise provided herein, all fees payable to the Consultant hereunder in connection with any Transaction shall be due and payable to the Consultant in readily available funds at the closing of such Transaction.

     g. Nothing contained in this Agreement shall in any way obligate any member of the Company Group to enter into any Transaction.

     h. Nothing contained in this Agreement shall in any way prohibit any member of the Company Group from using any other consultant or financial advisor, including, but not limited to, Dictor Capital Corporation, to seek out Transactions, other than Offerings, and no compensation shall be due hereunder to the Consultant for any Transaction initiated by any other party.

     5.  Confidentiality.

     a. The Company acknowledges that all opinions and advice, written or oral, given by the Consultant to any member of the Company Group or any of its affiliates in connection with the Consultant's engagement hereunder are intended solely for the benefit and use of members of the Company Group in considering the Transaction to which they relate, and the Company agrees that no person or entity other than the members of the Company Group shall be entitled to make use of or rely upon the advice of the Consultant to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company or any of its affiliates use the Consultant's name in any annual reports or any other reports or releases, except as required by applicable law or regulations, without the Consultant's prior written consent.

     b. The Consultant shall hold in confidence any confidential information which the Company or any of its affiliates provides to the Consultant pursuant to this Agreement unless the Company otherwise consents in writing, and then only with respect to the information which the Company specifies in such writing and only with respect to any third party specified therein. Notwithstanding the foregoing, the Consultant shall not be required to maintain confidentiality with respect to any information (i) which is or becomes part of the public domain through the conduct of any party other than the Consultant; (ii) of which the Consultant had independent knowledge, other than through its conduct as a market maker prior to disclosure; (iii) which comes into the possession of the Consultant in the normal and routine course of its own business from and through independent non-confidential sources, except as may be required in order to comply with the provisions of Section 3(b) hereof; or (iv) which is required to be disclosed by the Consultant by law or any governmental process. If the Consultant is requested or required (by oral questions, interrogatories, requests for information or document subpoenas, civil investigative demands, or similar process) to disclose any confidential information supplied to it by any member of the Company Group, or the existence of other negotiations in the course of its dealing with any of them or any of their respective representatives, the Consultant shall, unless prohibited by law or the requirement of any regulatory body, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

     c. The obligations of the parties under this Section 5 shall survive termination of this Agreement.

     6. Consultant's Services to Others. The Company acknowledges and agrees that:

     a. The Consultant and its affiliates, if any, are in the business of providing financial and market making services and consulting advice to others, and that except with respect to the provisions of Section 5(b) hereof, nothing contained herein shall be construed to limit or restrict the Consultant in conducting such business with respect to others, or in rendering such advice to others; and

     b. Except as provided in Section 3(b) hereof, nothing contained in this Agreement shall limit or restrict the right of the Consultant or of any partner, employee, agent or representative of the Consultant, to be a partner, director, officer, employee, agent or representative of, or to engage in, any other business, whether of a similar nature or not.

     7.  Indemnification.

     a. The Company shall indemnify and hold the Consultant and its partners, stockholders, officers, directors, control persons and employees harmless from and against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act, the Exchange Act or any other federal or state statute, at common law or otherwise or any regulations promulgated thereunder, insofar as said liabilities, claims and lawsuits (including reasonable costs and expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Consultant or any Transactions subject of this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of the acts or omissions of the Consultant. In addition, the Company shall also indemnify and hold the Consultant harmless from and against any and all costs and expenses, including reasonable counsel fees, incurred by the Consultant and relating to the foregoing.

     The Consultant shall give the Company prompt notice of any such liability, claim or lawsuit which the Consultant may contend is the subject matter of the Company's indemnification, and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

     b. In order to provide for just and equitable contribution under the Securities Act or Exchange Act in any case in which (i) any person entitled to indemnification under this Section 7 makes claim for indemnification pursuant hereto, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such cases, or (ii) contribution under the Securities Act or the Exchange Act may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 7, then, and in each such case, the Company and the Consultant shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the Transactions covered by any prospectus, offering memorandum or acquisition documents with respect to any Transactions in connection with this Agreement (taking into account the portion of the proceeds of the Transaction realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, however, that notwithstanding the above, in no such case shall any person guilty of a fraudulent misrepresentation (within the meaning of Section ll(f) of the Exchange Act) be entitled to contribution from any person that was not guilty of such fraudulent misrepresentation.

     Within fifteen (15) days after receipt by any party to this Agreement (or such party's representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this Section 7 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

     c. The obligations of the parties under of this Section 7 shall survive termination of this Agreement.

     8. Independent Contractor Status of Consultant. The Consultant shall perform its services hereunder as an independent contractor and not as an employee of the Company or any affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing.

     9. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (a) postage prepaid by overnight courier, or by registered mail, return receipt requested, or (b) by facsimile, to the respective parties as set forth below, or to such other address as either party may designate by notice given to the other party or parties in writing as provided in this
Section 9:

If to the Company or any of its affiliates, to:

          Leak-X Environmental Corporation
          790 East Market Street, Suite 270
          West Chester, Pennsylvania  19382
          Attention:  Joyce A. Rizzo
                          Chief Executive Officer
          Telecopy No.: (610) 344-3388

  with a copy to:

          Snow Becker Krauss P.C.
          605 Third Avenue
          25th Floor
          New York, New York 10158
          Attention:  Jack Becker, Esq.
          Telecopy No.: (212) 949-7052

If to the Consultant, to:

          Andrew, Alexander, Wise & Company, Incorporated
          17 State Street
          New York, New York 10004
          Attention:  Andreas Zigouras, President
          Telecopy No.: (212) 809-7383

     10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the provisions thereof relating to the conflict of laws.

     11. Venue. The parties hereby agree that any dispute which may arise between or among them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive personal jurisdiction of the courts of the State of New York located in New York, New York and of the Federal District Court for the Southern District of New York with respect to any action or legal proceeding commenced by any party, and they irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in 9 hereof.

     12. Assignment. This Agreement may not be assigned or otherwise transferred and the obligations of any party hereunder may not be delegated without the prior written consent of the other parties hereto.

     13. No Waiver. The failure or neglect of any party hereto to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or waiver by any party of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

     14. Entire Agreement; Modification. This Agreement, including any Exhibits hereto, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, whether oral or written, between or among the parties with respect to the matters set forth herein.

     15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

     16. Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same original document.


     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.



LEAK-X ENVIRONMENTAL CORPORATION



By:  /s/ Joyce A. Rizzo
     Joyce A. Rizzo
     Chief Executive Officer


ANDREW, ALEXANDER, WISE & COMPANY,
  INCORPORATED


by:  /s/ Andreas Zigouras
     Andreas Zigouras
     President